UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 26, 2009 (February 20, 2009)
IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)
MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126

(Commission File Number)	(I.R.S. Employer Identification Number)
600 Research Drive
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices, including Zip Code)
(978) 752-1700
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 20, 2009, Ms. Diane J. Ryan resigned as Implant Sciences Corporation’s Vice President, Administration, Treasurer and Secretary for personal reasons.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION
	By:	/s/ Glenn D. Bolduc
Glenn D. Bolduc
Date: February 26, 2009		President and Chief Executive Officer